                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                         For Executing Forms 3, 4 and 5

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Laurence Weilheimer as his/her true and lawful attorney-in-fact to:

1) execute  for and on behalf of the  undersigned  a Form 3, 4 and 5 relating to the awards of deferred stock units under the Tasty Baking Company Deferred Stock
Unit Plan for  Directors  in  accordance  with Section  16(a) of the  Securities
Exchange Act of 1934 and the rules thereunder;

2) do and  perform any and all acts for and on behalf of the  undersigned  which may be necessary or desirable to complete the execution of any such Form 3, 4 or
5 and the  timely  filing of such form with the  United  States  Securities  and
Exchange Commission and any other authority; and

3) take any other action of any type whatsoever in connection with the foregoing which,  in the  opinion of such  attorney-in-fact,  may be of benefit to, in the best interest of or legally  required by the  undersigned,  it being  understood
that  the  documents  executed  by  such   attorney-in-fact  on  behalf  of  the
undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and  conditions as such  attorney-in-fact  may approve in his discretion.

The undersigned hereby grants to such  attorney-in-fact full power and authority to do and perform all and every act and thing  whatsoever  requisite,  necessary and proper to be done in the  exercise  of any of the  rights and powers  herein granted,  as fully to all intents and  purposes as the  undersigned  could do if
personally   present,   hereby   ratifying   and   confirming   all  that   such
attorney-in-fact  shall  lawfully do or cause to be done by virtue of this Power
of  Attorney  and  the  rights  and  powers  herein  granted.   The  undersigned
acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the  request  of the  undersigned,  is  not  assuming  any of the  undersigned's responsibilities  to comply with Section 16 of the Exchange  Act.  This Power of
Attorney  shall  remain in full force and  effect  until the  undersigned  is no longer  required  to file  Forms  3, 4 or 5 with  respect  to the  undersigned's holdings of and  transactions  in  securities  issued by Tasty  Baking  Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorney-in-fact.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of this 11th day of April, 2007.

                                  By:  /s/ James C. Hellauer
                                        James C. Hellauer